SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2002



Commission      Registrant; State of Incorporation;          I.R.S. Employer
File Number      Address; and Telephone Number              Identification No.
-----------      -----------------------------              ------------------

333-21011       FIRSTENERGY CORP.                              34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402





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Item 5.    Other Events

         Reference is made to the Form 8-K filed by FirstEnergy on October 18, 2001 regarding an agreement entered into with UtiliCorp. Under the original terms of the agreement, either party had the right to terminate the transaction if it had not closed by February 25, 2002. The parties have modified the agreement to extend that date to April 26, 2002. Although UtiliCorp has received the necessary regulatory approvals, those approvals require UtiliCorp to have a financial partner. FirstEnergy and UtiliCorp are working to modify the agreement to allow UtiliCorp to complete the transaction in a manner consistent with regulatory approvals and expect to close the transaction in March 2002.









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                                    SIGNATURE





        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



February 26, 2002





                                      FIRSTENERGY CORP.
                                         Registrant



                                   /s/  Harvey L. Wagner
                              -----------------------------------
                                        Harvey L. Wagner
                                 Vice President and Controller




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